SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): October 18, 1999




                         SHEFFIELD PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




          Delaware                       1-12584                13-3808303
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(State or other jurisdiction           (Commission           (I.R.S. Employer
   of incorporation)                   File Number)            Identification
                                                                Number)



               425 South Woodsmill Road, St. Louis, Missouri 63017
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               (Address of Principal executive offices)     (Zip Code)

                                 (314) 579-9899
               --------------------------------------------------
               Registrant's telephone number, including area code



               --------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

Item 5.  Other Events.

                  On October 18,  1999,  Sheffield  Pharmaceuticals,  Inc.  (the
"Company") consummated a license and financing transaction with Elan International Services, Ltd. ("Elan") (an affiliate of Elan Corporation plc, an Irish pharmaceutical company) in accordance with the terms of the binding letter of intent dated September 30, 1999 (the "Letter of Intent").

                  As part of the transaction, the Company has formed a Bermuda subsidiary ("Newco") and entered into several agreements with Elan, including a Securities Purchase Agreement dated October 18, 1999 (the "Purchase Agreement") a Subscription, Joint Development and Operating Agreement dated October 18, 1999 (the "Operating Agreement"), and a Registration Rights Agreement dated October 18, 1999 (the "Registration Rights Agreement"). Elan and the Company have also licensed certain of their intellectual property rights to Newco relating to certain pulmonary drug delivery systems pursuant to license agreements. Copies of the Purchase Agreement, the Operating Agreement, the Registration Rights Agreement and the license agreements are attached hereto as exhibits and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits

         (4.5) Certificate of Designations defining the powers, designations, rights, preferences, limitations and restrictions applicable to the Company's Series D Cumulative Convertible Exchangeable Preferred Stock.

         (4.6) Certificate of Designations defining the powers, designations, rights, preferences, limitations and restrictions applicable to the Company's Series E Convertible Non-Exchangeable Preferred Stock.

         (4.7) Certificate of Designations defining the powers, designations, rights, preferences, limitations and restrictions applicable to the Company's Series F Convertible Exchangeable Preferred Stock.

         (10.25) Securities Purchase Agreement, dated as of October 18, 1999, by and between the Company and Elan (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).


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

         (10.26) Subscription, Joint Development and Operating Agreement dated as of October 18, 1999 by and among Elan Pharma International Limited, Elan, the Company and Newco. (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

         (10.27) License Agreement dated October 19, 1999 by and between the Company and Newco (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

         (10.28) License Agreement dated October 20, 1999 by and between Elan Pharma International Limited and Newco (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

         (10.29) Registration Rights Agreement dated as of October 18, 1999 by and between Elan and the Company.





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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SHEFFIELD PHARMACEUTICALS INC.


Date: November 2, 1999                      By: /s/ Loren Peterson
                                                --------------------------------
                                                Loren Peterson
                                                President and
                                                Chief Executive Officer



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